                                                                   Exhibit 10.7

                                                                   CONFIDENTIAL

[*]: CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                            Campaign Insertion Order

                            Advertiser / Agency Info

         / / New Advertiser / Agency                     /X/ Existing Advertiser / Agency

Adv. / Agn. Name: System Advertising       Client Name: Travelscape
                                               (Below must be completed if invoicing client directly)
Street Address 1: 8951 W. Sahara Ave       Street Address 1:
Street Address 2: Suite 100                Street Address 2:
City / State / Zip: Las Vegas, NV 89117    City / State / Zip:
Contact: Tim Poster                        Contact:
Contact email: tposter@lvrs.com            Contact email:
Phone: 702-792-3811 Fax: 702 735 4320      Phone: Fax:

                           Special Billing Information

                   Bill To: / / Advertiser / Agency         /X/ Client

SPECIAL BILLING INSTRUCTIONS:
3/23/99-3/31/99 - $[*]
4/1/99-4/23/00 - $[*] / month (total: $[*])
Grand Total: $[*]

                             Insertion Order Impression Details

I/O Ref. Name: Mapquest3-Sponsorship                         Adv. / Agen. PO # (I/O #): mapquest3

Campaign Flight Dates: 3/23/99 to 4/23/2000               Campaign / / IS /X/ IS NOT Subject to agency commission

      IF THIS CAMPAIGN IS NOT SUBJECT TO AGENCY COMMISSION THEN GROSS = NET

Impressions Ordered:        Gross CPM:$                       Total Imp. Value$

Est. Sponsorship Impressions: 360,000,000                     Gross Sponsorship       $[*]

Other (Hybrid) $                                              Per:   Total Other Value$

                                                              Total IO Value (Gross) $[*]

                            Creative \ Banner Details

Creative Pick-up Site: NA

/X/ GIF / /HTML* / / Re-Direct - (to GIF) / / Re-Direct - (to Other)* Audio* / /
Full Page* / / Interstitial* / / JAVA Banner* / / Daughter Window* / / Other*

                         Banners Specs - max 12K / Button Specs - max 4K (Max 4
loops) 24/7 Network Standard Supported Banner Sizes - 468 X 60 / 234 X 60 / 88 X 31 (Additional sizes may be available) * This creative type requires a 5 day lead time prior to insertion (Please review special formatting instructions)
               Please refer to the original order name and reference # when sending creatives

  Please submit all creatives to the following email address:skim@247media.com

-------------
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                        Insertion Order Targeting Options

Buy Type: /X/ Reserved Inventory  / / Open Inventory - Non-Secured Inventory   / / Sponsorship

     OPEN INVENTORY CAMPAIGNS ARE AUTOMATICALLY PRE-EMPTED BY RESERVED INVENTORY CAMPAIGNS

DETAILS:
/ / Network Buy   (All 24/7 network sites)
/X/ Site Specific Buy (Please list the desired site(s) or Locations in the "special instructions" field)

/ / Channel Buy Select Channel(s):

/ / AUTOMOTIVE                           / / INTERNATIONAL                    / / TECHNOLOGY
/ / BUSINESS/FINANCIAL                   / / ISP/PORTAL                       / / TEEN/COLLEGE
/ / COMMUNITY/DIRECTORY                  / / MUSIC                            / / TRAVEL/DINING
/ / ENTERTAINMENT                        / / NEWS/INFORMATION                 / / WOMEN/FAMILY/EDU.
/ / GAMES                                / / REAL ESTATE
/ / HEALTH                               / / SPORTS

Online Demographics:       /X/ ALL (Default)

/ / Domain            / / Countries          / / Browser                / / ISP
/ / SIC               / / Area Code          / / Op. System             / / Psychographic

     Please provide complete details for each Demographic selected in the "Special Instructions" field


AUTHORIZED ADVERTISER / AGENCY REP           AUTHORIZED 24/7 MEDIA REP
                                             Gayle Meyers
STEVE SARNER                                 ---------------------------
Print Name                                   Print Name
/s/ Steve Sarner                             /s/ Gayle Meyers
Authorized Signature                         Authorized Signature
02/24/1999                                   24/7 Rep. ID #GM085
Date

    THIS AGREEMENT IS NOT BINDING UPON SELLER UNTIL ACCEPTED, AFTER SIGNATURE
 BY AGENCY, BY SELLER (OR ITS AGENT, 24/7 MEDIA, INC.), THIS CONTRACT IS ENTERED
          INTO ON THE TERMS AND CONDITIONS SET FORTH BY 24/7 MEDIA INC.
            (REF, ATTACHED). PURCHASER ACKNOWLEDGES THAT IT HAS READ
            THE TERMS AND CONDITIONS AND AGREES TO BE BOUND BY THEM.

                PLEASE FORWARD TO: 24/7 Media Traffic Department

                              Special Instructions

Reporting Package    / / Network    / / Channel    /X/ Site Specific

Site: Mapquest

Flights:

3/15-3/31/99

30,000,000 Impressions @ $[*]

4/1-3/15/2000

330,000,000 Impressions @ $[*]

Total Impressions: 360,000,000

Impressions to be delivered across the following units/areas:

MAP SEARCH PAGE - Link/Small Pull Down Button below Logo 88x31 Buttons (next to Business Profiles and Sales Lead)

MAP RESULT PAGE - Link/Small Pull Down Button below Logo 88x31 Buttons (next to Business Profiles and Sales Lead or next Get Map Button)

DRIVING DIRECTIONS SEARCH PAGE - Link/Small Pull Down Button below Logo 88x31 Buttons (next to Business Profiles and Sales Lead)

Proposal Outline -

This advertising contract gives Travelscape limited exclusivity as it relates to online hotel/motel room resellers. Includes and excluded types of advertisers are documented below

Categories of advertisers excluded from advertising on Mapquest:

Any online hotel/motel room resellers whose sole purpose of primary business is selling hotel/motel rooms to consumers via the Internet e.g....

- Hotel Reservation Network (www.hoteldiscounts.com)

- 1800 USA Hotels (www.1800usahotels.com)

- Categories of advertisers specifically not excluded from advertising on
  Mapquest:

Full service travel booking engines e.g.....

- Preview Travel (www.previewtravel.com)

- Travelocity (www.Travelocity.com)

- Biz Travel (www.Biztravel.com)

- Pegasus

Full service travel sites will however be precluded from emphasizing their hotel booking engine capabilities or featuring it to the exclusion of their other services.

                              Special Instructions

Reporting Package / / Network       / / Channel      /X/ Site Specific

Site: Mapquest

Flights:

3/23-3/31/99
30,000,000 Impressions @$[*]

4/1/99-4/23/00
330,000,000 impressions @$[*]

ADDED VALUE:
30,000,000 impressions @ [*]

Total Impressions: 390,000,000

Impressions to be delivered across the following units/areas:

MAP SEARCH PAGE - Link/Small Pull Down Button below Logo 88x31 Buttons (next to Business Profiles and Sales Lead)

MAP RESULT PAGE - Link/Small Pull Down Button below Logo 88x31 Buttons (next to Business Profiles and Sales Lead or next Get Map Button)

DRIVING DIRECTIONS SEARCH PAGE - Link/Small Pull Down Button below Logo 88x31 Buttons (next to Business Profiles and Sales Lead) TRAVEL GUIDE HOME PAGE-Link/Small Pull Down Button below Travel Guide Home Page